SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): MARCH 27, 1997

                            NORTH LILY MINING COMPANY
             (Exact name of registrant as specified in its charter)

       UTAH                         0-16740                   87-01593350
(State or other jurisdic         (Commission File            (IRS Employer
   tion of incorporation)            Number)               Identification No.)

              1800 GLENARM PLACE, SUITE 210, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 294-0428

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 2                            Page 1 of 4 pages

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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

                  On March 27, 1997, the registrant engaged Wheeler Wasoff, P.C. to audit its financial statements for the fiscal year ended December 31, 1996. During the registrant's two most recent fiscal years and the subsequent interim period preceding the engagement of this firm, the registrant did not consult this firm regarding any of the matters identified in Item 304(a)(2) of Regulation S-K.

                  The engagement of Wheeler Wasoff, P.C. coincided with the announcement by Coopers & Lybrand L.L.P. of its resignation on March 27, 1997.

                  Coopers & Lybrand L.L.P. audited the registrant's financial statements for each of the years ended December 31, 1994 and 1995. The report on such financial statements contained an explanatory paragraph regarding the registrant's ability to continue as a going concern. The decision to change auditors was approved by the board of directors. During the registrant's two most recent fiscal years and the subsequent period preceding the engagement of Wheeler Wasoff, P.C., there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

ITEM 5.           OTHER EVENTS.

                  Not Applicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements of businesses acquired:

                           Not applicable


                                                               Page 2 of 4 pages

                  (b)      Pro forma financial information:  Not applicable

                  (c)      Exhibits:
                  REGULATION                                                                            CONSECUTIVE
                  S-K NUMBER                DOCUMENT                                                    PAGE NUMBER
                       16.1                 Letter from Coopers & Lybrand, L.L.P.                         4


ITEM 8.           CHANGE IN FISCAL YEAR.

                  Not Applicable

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           NORTH LILY MINING COMPANY



Date: April 9, 1997                        By:/s/Stephen F. Flechner
                                                 Stephen E. Flechner
                                                 President

14:03-27-97.8ka

                                                               Page 3 of 4 pages

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